UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2010

VOLCANO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-52045	33-0928885
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3661 Valley Centre Drive, Suite 200 San Diego, California	92130
(Address of principal executive offices)	(Zip Code)

(800) 228-4728

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Proposed Senior Convertible Note Offering

In a press release issued on September 13, 2010, Volcano Corporation (the “Company”) announced that it intends to offer, subject to market and other conditions, approximately $100 million principal amount of convertible senior notes due September 1, 2015 in an offering registered under the Securities Act of 1933, as amended (the “Proposed Offering”). A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Updated Company Disclosure

The Company is filing information for the purpose of updating certain risk factors affecting the Company and its business contained in its other filings with the Securities and Exchange Commission, which updated disclosure is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference. In addition, the Company estimates that its total expense for the year ending December 31, 2010 related to the Proposed Offering, if consummated, including interest expense with respect to the interest accruing on the convertible senior notes through December 31, 2010, will be approximately $2.5 million.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Any statements in this Current Report on Form 8-K regarding the Company’s business that are not historical facts may be considered “forward-looking statements,” including statements regarding the Company’s estimate of expense related to the transaction referenced herein, market adoption of the company’s technology, growth strategies, timing and achievement of product development milestones, market development and product introductions and sales. Forward-looking statements are based on management’s current preliminary expectations and are subject to risks and uncertainties, which may cause the Company’s results to differ materially and adversely from the statements contained herein. Some of the potential risks and uncertainties that could cause actual results to differ from the results predicted are detailed in the risk factors set forth in Exhibit 99.2. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update any forward-looking statements to reflect new information, events or circumstances after the date they are made, or to reflect the occurrence of unanticipated events.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press release, dated September 13, 2010

99.2	Updated Company Disclosure

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLCANO CORPORATION

By:	/S/ JOHN T. DAHLDORF
John T. Dahldorf Chief Financial Officer

Dated: September 13, 2010

Exhibit Index

Exhibit Number	Description

99.1	Press release, dated September 13, 2010

99.2	Updated Company Disclosure